SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2012

INTELLIGENT LIVING CORP.

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(Exact Name of Registrant as Specified in Its Charter)

Nevada                       000-25335               88-0409024

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(State or Other Jurisdiction          (Commission         ( I.R.S. Employer

of Incorporation)               File Number)         Identification No.)

SUITE 221, 2323 QUEBEC STREET VANCOUVER, BC V5T 4S7

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(Address of Principal Executive Offices)       (Zip Code)

Registrant's telephone number, including area code: (604)876-7494

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Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

{ } Written communications pursuant to Rule 425 under the Securities Act (17

CFR 230.425)

{ } Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

{ } Pre-commencement communications pursuant to Rule 14d-2(b) under the

Exchange Act (17 CFR 240.14d -2(b))

{ } Pre-commencement communications pursuant to Rule 13e-4(c) under the

Exchange Act (17 CFR 240.13e -4(c))

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 Item 5.03.

Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year.

Reverse Split of our Common Stock.

Our board of directors approved the amendments to our Articles of Incorporation to effect a 1 for 150 reverse stock split of our outstanding common stock on October 31, 2011. Our Company thereafter received the written consent from shareholders of our company holding a majority of the outstanding shares of our common stock on November 1, 2011. We filed the amendments with the Secretary of State of Nevada on December 12, 2011, after mailing a Definitive Information Statement to our stockholders, subject to the approval for trading purposes by FINRA of the reverse split. The 1:150 reverse split was approved by FINRA and was effective for trading purposes on January 18, 2012.

Item 9.01

 Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit No.	Description

3.3	Certificate of Amendment to Articles of Incorporation, filed December 12, 2011, effective January 18, 2012, filed herewith.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                            INTELLIGENT LIVING CORP.

                            By /s/ MICHAEL F. HOLLORAN

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                               Michael F. Holloran

                               President

Date: January 20, 2012